Ohio National Fund, Inc.

Supplement dated March 22, 2023

to the Statements of Additional Information

dated April 29, 2022

The following supplements and amends the Statements of Additional Information dated April 29, 2022, as previously amended:

Management of the Fund

Effective March 1, 2023, Jeffery A. Bley no longer serves as President of the Fund, and all references to Mr. Bley in the SAI are hereby removed.

Effective March 2, 2023, Thomas G. Mooney has been elected to serve in the capacity of Interim President of the Fund.

Accordingly, the following information about Mr. Mooney replaces the information about Mr. Bley in the “Directors and Officers of the Fund” table:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Thomas G. Mooney Age 41	Interim President	Indefinite; Since March 2023	Vice President: ONI (February 2023 – Present); Mutual Fund Analyst Officer: ONLIC (February 2023 – Present); Fund Evaluation Analyst: ONLIC (July 2022 – February 2023); Full-time Parent: (November 2017-July 2022); Product Manager, Investment Products: Touchstone Mutual Funds (November 2013 – November 2017)	NA	NA